Exhibit 10.19

Execution Version

AMENDMENT NO. 1

TO

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO THE CREDIT AND GUARANTY AGREEMENT, dated as of July 14, 2011 (this “Amendment”) is entered into among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company as successor in interest to Bright Horizons Family Solutions, Inc. (the “Borrower”), BRIGHT HORIZONS CAPITAL CORP. (formerly known as Swingset Holdings Corp.), a Delaware corporation (“Holdings”), and the Lenders party hereto (the “Lenders”), and amends the Credit and Guaranty Agreement, dated as of May 28, 2008 (as amended hereby and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings and certain Subsidiaries of the Borrower, as Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Collateral Agent are party to the Credit Agreement;

WHEREAS, in connection with the Specified Acquisition (as defined below), the Borrower desires to amend certain provisions of the Credit Agreement to permit the Specified Acquisition;

WHEREAS, in accordance with Section 10.5 of the Credit Agreement the Requisite Lenders and the Borrower consent to amend the Credit Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined in section 2 below), hereby amended as follows:

(a)        Amendments to Section 1 (Definitions and Interpretation). Section 1.1 (Definitions) of the Credit Agreement is hereby amended as follows:

(i)        The following definitions are each hereby inserted in Section 1.1 (Definitions) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions contained therein:

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

“Amendment No. 1” means Amendment No. 1, dated as of July 14, 2011, to this Agreement.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Specified Acquisition” means each acquisition by the Borrower or one of its Subsidiaries of (i) initially, not less than 63% of the voting Equity Interests of the Specified Acquisition Target and (ii) at any time following the acquisition referred to in clause (i), all or any portion of the remaining Equity Interests of the Specified Acquisition Target.

“Specified Acquisition Guaranties” means guaranties by Holdings or any of its Subsidiaries of obligations to acquire Equity Interests of the Specified Acquisition Target as described in clause (ii) of the definition of Specified Acquisition.

“Specified Acquisition Target” means a certain company organized under the laws of a member state of the European Economic Area separately identified by the Borrower to the Syndication Agent prior to the Amendment No. 1 Effective Date.

(ii)        The definition of “Permitted Acquisition” is hereby amended by:

(1)        replacing the words from “means” to and including “provided” with the following:

means (a) each Specified Acquisition and (b) any other acquisition by the Borrower or any of its Wholly-Owned Subsidiaries or the Specified Acquisition Target or any of its Wholly-Owned Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person; provided,

(2)        in clause (iii) inserting after the words “in the case of the acquisition of Equity Interests,” the following:

(except as otherwise contemplated in the definition of Specified Acquisition with respect to the Equity Interests of the Specified Acquisition Target)

(3)        in clause (v) inserting after the words “at least 10 Business Days prior to such proposed acquisition” the following:

(or with respect to the acquisition referred to in clause (i) of the definition of Specified Acquisition, within 5 Business Days after the date of such acquisition)

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(4)        in clause (viii) inserting after the words “pursuant to all Permitted Acquisitions” the following:

(excluding any Specified Acquisition)

(b)        Amendments to Section 6 (Negative Covenants). Section 6 (Negative Covenants) of the Credit Agreement is hereby amended as follows:

(i)        Section 6.2 of the Credit Agreement is hereby amended by deleting the word “and” after subsection 6.2(r), replacing the “.” at the end of subsection 6.2(s) with “; and” and adding a new subsection 6.2(t) thereto, which shall read in its entirety as follows:

(t)        to the extent constituting Liens, restrictions on the transfer of Equity Interests of the Specified Acquisition Target in favor of the equity holders other than the Borrower or one of its Subsidiaries, including consent rights, rights of first refusal and other similar rights, contained in the Organizational Documents for the Specified Acquisition Target or the documentation relating to any Specified Acquisition; provided, that such restrictions shall only be permitted for so long as the Specified Acquisition Target is not a Wholly-Owned Subsidiary.

(ii)        Section 6.6(b) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

(b)        Investments (i) in the Borrower or any Subsidiary Guarantor, (ii) by any Subsidiary that is not a Credit Party in any other Subsidiary that is also not a Credit Party, (iii) by the Borrower or any Subsidiary in any Subsidiary that is not a Guarantor; provided that, in the case of clause (iii) above, (x) any Investment in the form of a loan or advance shall be evidenced by an Intercompany Note and, if owed to a Credit Party, shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement and (y) the aggregate outstanding amount of such Investments in Subsidiaries that are not Guarantors (excluding any Specified Acquisition, any Specified Acquisition Guaranty and any such Investment described on Schedule 6.6) shall not exceed an amount equal to (A) $50,000,000 (provided, that such Dollar limitation shall be increased to $75,000,000 if the Senior Secured Leverage Ratio is less than 2.00:1.00 immediately before and immediately after giving effect to such Investment on a pro forma basis) minus (B) the aggregate outstanding amount of Investments by Credit Parties in Foreign Acquisitions pursuant to Section 6.6(g) (other than Foreign Acquisitions directly financed or paid for with Qualified Equity Interests of Holdings or any Parent or Permitted Equity Proceeds);

(iii)        Section 6.6(g) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

(g)        Permitted Acquisitions; provided, that the aggregate outstanding amount of Investments by Credit Parties with respect to Foreign Acquisitions (except to the extent directly financed or paid for with Qualified Equity Interests

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

of Holdings or any Parent or Permitted Equity Proceeds and excluding any Specified Acquisition) shall not exceed an amount equal to (i) $50,000,000 (provided, that such Dollar limitation shall be increased to $75,000,000 if the Senior Secured Leverage Ratio is less than 2.00:1.00 immediately before and immediately after giving effect to such Permitted Acquisition on a pro forma basis) minus (ii) the aggregate outstanding amount of Investments pursuant to 6.6(b)(iii);

(iv)        Section 6.6 of the Credit Agreement is hereby amended by deleting the word “and” after subsection 6.6(o), replacing the “.” at the end of subsection 6.6(p) with “; and” and adding a new subsection 6.6(q) thereto, which shall read in its entirety as follows:

(q)        the Specified Acquisition Guaranties.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective when each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”):

(a)        The Syndication Agent and Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date:

(i)        this Amendment, duly executed by the Borrower, Holdings and the Requisite Lenders; and

(ii)        the Guarantor Acknowledgment to Amendment No. 1 to Credit and Guaranty Agreement, duly executed by each Guarantor in the form attached hereto as Exhibit A.

(b)        The Borrower shall have paid (i) fees payable to the Syndication Agent as separately agreed between the Borrower and the Syndication Agent, and (ii) all amounts referred to in Sections 4 (Amendment Fee) and 5 (Costs and Expenses) of this Amendment.

(c)        The representations and warranties contained in Section 3 hereof shall be true and correct.

SECTION 3. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants that:

(a)        this Amendment has been duly authorized, executed and delivered by the Borrower and Holdings and constitutes a legal, valid and binding obligation of the Borrower and Holdings, respectively, enforceable against such Person in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against the Borrower and Holdings, respectively, in accordance with its terms, in each case, except as enforceability may be limited by applicable bankruptcy, liquidation, conservatorship, assignment for the benefit

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

of creditors, insolvency, rearrangement, receivership, reorganization, moratorium or similar laws affecting creditors’ or secured parties’ rights generally or by equitable principles or by implied covenants of good faith and fair dealing relating to enforceability;

(b)        each of the representations and warranties contained in Section 4 (Representations and Warranties) of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, in each case as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

(c)        no Default or Event of Default has occurred and is continuing.

SECTION 4. Amendment Fee

The Borrower agrees to pay on the Amendment No. 1 Effective Date to the Syndication Agent for the account of each Lender party to this Amendment which has delivered its executed signature page to this Amendment to the Syndication Agent not later than 5:00 p.m. New York City time on July 13, 2011 (or such later time and/or date as the Borrower and the Syndication Agent may agree) (the “Consent Deadline”), an amendment fee in an amount equal to 0.10% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Lender as of the Consent Deadline with respect to which a signature page was delivered and (y) the aggregate amount of the Revolving Commitment, if any, of such Lender as of the Consent Deadline with respect to which a consent was delivered. Such amendment fee will be in all respects fully earned when paid and non-refundable and non-creditable.

SECTION 5. Costs and Expenses

The Borrower and Holdings, jointly and severally, shall pay on demand in accordance with the terms of Section 10.2 of the Credit Agreement all costs and expenses of the Syndication Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Syndication Agent with respect thereto and all other Credit Documents) and all outstanding unpaid invoices which are payable pursuant to Section 10.2 of the Credit Agreement and invoiced on or prior to the Consent Deadline.

SECTION 6. Reference to the Effect on the Credit Documents

(a)        As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(b)        Each of the Borrower and Holdings hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Credit Documents all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Amendment).

(c)        Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Syndication Agent, the Administrative Agent or the Collateral Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(e)        This Amendment is a Credit Document.

SECTION 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

SECTION 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

SECTION 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 11. Severability

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

By:	/S/ DAVID LISSY
Name:	David Lissy
Title:	Chief Executive Officer

BRIGHT HORIZONS CAPITAL CORP.

By:	/S/ DAVID LISSY
Name:	David Lissy
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

U.S. CAPITAL FUNDING VI, LTD., as a Lender

By:	StoneCastle Advisors, LLC,
its attorney-in-fact
Name:
Title:

By:	/s/ MATTHEW MAYERS
Matthew Mayers
Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

U.S. CAPITAL FUNDING V, LTD., as a Lender

By:	/s/ StoneCastle Advisors, LLC,
its attorney-in-fact
Name:
Title:

By:	/s/ MATTHEW MAYERS
Matthew Mayers
Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

TURF MOOR as a Lender

By:	/s/ RICHARD TAYLOR
Name:	Richard Taylor
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

By:	Loomis, Sayles & Company, L.P., Its Managing Member

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Lender

By:	/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Cornerstone CLO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Granite Ventures II Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Granite Ventures III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Rampart CLO 2007 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Rampart CLO 2006-1 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower CLO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower CLO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower CLO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower CLO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower CLO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Stone Tower Loan Trust 2010 By Stone Tower Fund Management LLC, As Its Investment Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Cornerstone CLO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender

By:	/s/ MICHAEL W. DELPERCIO
Name:	Michael W. DelPercio
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

State Street Bank and Trust Company, as Trustee for the General Motors Salaried Employees Pension Trust, as a Lender

By:	/s/ KIMBERLY A. DINSMORE
Name:	Kimberly A. Dinsmore
Title:	Client Service Officer State Street Bank and Trust Company

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

State Street Bank and Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust, as a Lender

By:	/s/ KIMBERLY A. DINSMORE
Name:	Kimberly A. Dinsmore
Title:	Client Service Officer State Street Bank and Trust Company

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

SHINNECOCK CLO 2006-1 LTD, as a Lender

By:	/s/ FRANCIS RUCHALSKI
Name:	FRANCIS RUCHALSKI
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Riversource Variable Series Trust-Variable Portfolio-Eaton Vance Floating-Rate Income Fund, as a Lender

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ MICHAEL BOTTHOF
Name:	Michael Botthof
Title:	Vice President

Second Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Renaissance Trust 2009 By: Highbridge Principal Strategies LLC, its Sub-Investment Manager, as a Lender

By:	/s/ JAMIE DONSKY
Name:	Jamie Donsky
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

REGATTA FUNDING LTD. By: Citi Alternative Investments LLC, attorney-in-fact, as a Lender

By:	/s/ MELANIE HANLON
Name:	Melanie Hanlon
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Pioneer Strategic Income Fund Pioneer Floating Rate Fund Pioneer Floating Rate Trust, each as a Lender By: Pioneer Investment Management, Inc., its advisor

By:	/s/ MARGARET C. BEGLEY
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ BRAD HEBERT
Name:	Brad Hebert
Title:	AVP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Oppenheimer Master Loan Fund, LLC, as a Lender

By:	/s/ BRAD HEBERT
Name:	Brad Hebert
Title:	AVP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

OFSI Fund III, Ltd. By: Orchard First Source Capital, Inc. Its: attorney in fact
By: /s/ KEN A. BROWN Name: Ken A. Brown Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Lender

By:	/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

MOUNTAIN VIEW FUNDING CLO 2006-1, LTD. By: Seix Investment Advisors LLC, as Collateral Manager and as a Lender

MOUNTAIN VIEW CLO III LTD. By: Seix Investment Advisors LLC, as Collateral Manager and as a Lender

By:	/s/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company, as a Lender

By:	/s/ DAVID COBEY
Name:	David Cobey
Title:	As authorized representative and not individually

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Madison Capital Funding LLC, as a Lender

By:	/s/ SUNIL MEHTA
Name:	Sunil Mehta
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Lender

By:	/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Lake Placid Funding as a Lender

By:	/s/ RICHARD TAYLOR
Name:	Richard Taylor
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

KKR Financial CLO 2005-1, Ltd., as a Lender

By:	/s/ ALEXANDRA SANDBERG
Name:	Alexandra Sandberg
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company, as a Lender

By:	/s/ DAVID COBEY
Name:	David Cobey
Title:	As authorized representative and not individually

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Confluent 3 Limited. By: INVESCO Senior Secured Management, Inc. As Investment Manager, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. As Investment Advisor, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Van Kampen Dynamic Credit Opportunities Fund By: INVESCO Senior Secured Management, Inc. As Sub-Advisor, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Advisor, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

HUDSON CANYON FUNDING II, LTD By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact, as a Lender

By:	/s/ KEVIN EGAN
Name:	Kevin Egan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

LIMEROCK CLO I By: INVESCO Senior Secured Management, Inc. As Investment Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Prime Income Trust By: INVESCO Senior Secured Management, Inc. As Sub-Adviser, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Morgan Stanley Investment Management Croton, Ltd. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

MSIM Peconic Bay, Ltd. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Qualcomm Global Trading, Inc. By: INVESCO Senior Secured Management, Inc. As Investment Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

SAGAMORE CLO I LTD. By: INVESCO Senior Secured Management, Inc. As Asset Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Van Kampen Senior Income Trust By: INVESCO Senior Secured Management, Inc. As Sub-Adviser, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Van Kampen Senior Loan Fund By: INVESCO Senior Secured Management, Inc. As Sub-Adviser, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Zodiac Funds - Invesco US Senior Loan Fund By: INVESCO Management S.A. As Investment Manager, as a Lender

By:	/s/ KEVIN EGAN
Name: Kevin Egan
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

as a Lenders:

ING Prime Rate Trust

ING Senior Income Fund

ING (L) Flex - Senior Loans

IBM Personal Pension Plan Trust

By: ING Investment Management Co.,

        as its investment manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund

By: ING Investment Trust Co. as its trustee

ING Investment Management CLO II, LTD.

FNG Investment Management CLO III, LTD.

ING Investment Management CLO IV, LTD.

ING Investment Management CLO V, LTD.

By: ING Alternative Asset Management LLC,

        as its investment manager

By:	/s/ JASON ALMIRO
Name: Jason Almiro, CPA, CFA
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ING Capital LLC, as a Lender

By:	/s/ IAN B. WONG
Name: Ian B. Wong
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

IDEO as a Lender

By:	/s/ RICHARD TAYLOR
Name: Richard Taylor
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

GULF STREAM-COMPASS CLO 2003-1, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-COMPASS CLO 2005-1, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

NEPTUNE FINANCE CCS, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

as a Lender

By:	/s/ BARRY K. LOVE
Name: Barry K. Love
Title: Chief Credit Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Grayson & Co, as a Lender By: Boston Management and Research as Investment Advisor

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

Second Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ ALFREDO WANG
Name: Alfredo Wang
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Blue Shield of California, as a Lender

By:	/s/ DAVID ARDINI
Name: David Ardini
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Franklin CLO V, Ltd., as a Lender

By:	/s/ DAVID ARDINI
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Blue Shield of California,
as a Lender

By:	/s/ DAVID ARDINI

Name: Title:	David Ardini Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Franklin CLO V, Ltd.,
as a Lender

By:	/s/ DAVID ARDINI

Name:	David Ardini, Franklin Advisers, as Collateral Manager
Title:	Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund,
as a Lender

By:	/s/ RICHARD HSU

Name: Title:	Richard Hsu Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Franklin Floating Rate Master Series,
as a Lender

By:	/s/ RICHARD HSU

Name: Title:	Richard Hsu Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Franklin Templeton Limited Duration Income Trust,
as a Lender

By:	/s/ RICHARD HSU

Name: Title:	Richard Hsu Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Franklin Floating Rate Daily Access Fund,
as a Lender

By:	/s/ RICHARD HSU

Name: Title:	Richard Hsu Vice President

CONFIDENTIAL – FOR FRDG USE ONLY

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Fidelity Canadian Balanced Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Balanced Fund,
as a Lender

By:	/s/ JEFFREY CHRISTIAN

Name: Title:	Jeffrey Christian Deputy Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Fidelity American High Yield Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity American High Yield Fund,
as a Lender

By:	/s/ JEFFREY CHRISTIAN

Name: Title:	Jeffrey Christian Deputy Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Emporia Preferred Funding III, LTD By: Ivy Hill Asset Management, L.P., its Collateral Manager,
as a Lender

By:	/s/ RYAN CASCADE

Name: Title:	Ryan Cascade Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Emporia Preferred Funding I, LTD By: Ivy Hill Asset Management, L.P., its Collateral Manager,
as a Lender

By:	/s/ RYAN CASCADE

Name: Title:	Ryan Cascade Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance VT Floating-Rate Income Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Short Duration Diversified Income Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Senior Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Senior Floating-Rate Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Medallion Floating-Rate Income Portfolio, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Floating-Rate Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance CDO VIII, Ltd. as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance CDO IX, Ltd. as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL BOTTHOF

Name: Title:	Michael Botthof Vice President

Second Signatory

By:

Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eagle Creek CLO, Ltd.,
as a Lender

By:	/s/ BRYAN HIGGINS

Name: Title:	Bryan Higgins Authorized Signor

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Fall Creek CLO, Ltd.,
as a Lender

By:	/s/ BRYAN HIGGINS

Name: Title:	Bryan Higgins Authorized Signor

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Doral CLO I, Ltd.,
as a Lender

By:	/s/ SCOTT MCKAY

Name: Title:	Scott McKay Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VI, LTD.

as a Lender

By:	/s/ NICOLE D. KOUBA

Name: Title:	Nicole D. Kouba Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD.

as a Lender

By:	/s/ NICOLE D. KOUBA

Name: Title:	Nicole D. Kouba Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD.

as a Lender

By:	/s/ Nicole D. Kouba

Name: Title:	Nicole D. Kouba Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

LMP Corporate Loan Fund, Inc. By: Citi Alternative Investments LLC,
as a Lender

By:	/s/ MELANIE HANLON

Name: Title:	Melanie Hanlon Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CIT CLO I LTD,
as a Lender

By:	/s/ ROGER M. BURNS

Name: Title:	ROGER M. BURNS CIT ASSET MANAGEMENT LLC EXECUTIVE VP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CIT Bank,
as a Lender

By:	/s/ DANIEL A. BURNETT

Name: Title:	Daniel A. Burnett Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CCA EAGLE LOAN MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Lender

By:	/s/ MELANIE HANLON

Name: Title:	Melanie Hanlon Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE HIGH YIELD PARTNERS VI, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE HIGH YIELD PARTNERS VII, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE HIGH YIELD PARTNERS VIII, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE HIGH YIELD PARTNERS X, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE ARNAGE CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE AZURE CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE BRISTOL CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE DAYTONA CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE MCLAREN CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE VEYRON CLO, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CARLYLE CREDIT PARTNERS FINANCING I, LTD.,
as a Lender

By:	/s/ LINDA PACE

Name: Title:	LINDA PACE MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CapitalSource Bank,
as a Lender

By:	/s/ JASON SCHWARTZ

Name: Title:	Jason Schwartz Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO LTD. 2007-II

BABSON CLO LTD. 2008-I

ARTUS LOAN FUND 2007-I, LTD.

SAPPHIRE VALLEY CDO I, LTD.,

each as a Lender

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ MARK D. SENKPIEL

Name: Title:	Mark Senkpiel MD

AMBITION TRUST 2009 MAPLETREE PORTFOLIO, each as a Lender By Babson Capital Management LLC as Investment Manager

By:	/s/ MARK D. SENKPIEL

Name: Title:	Mark Senkpiel MD

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.,

as a Lender

By:	/s/ MICHAEL P. MCGONIGLE

Name: Title:	Michael P. McGonigle Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Lender

By:	/s/ MARY MCCARTHY

Name: Title:	Mary McCarthy Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

as a Lender

By:	/s/ MARY MCCARTHY

Name: Title:	Mary McCarthy Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ALLSTATE LIFE INSURANCE COMPANY,
as a Lender

By:	/s/ CHRIS GOERGEN

Name: Title:	CHRIS GOERGEN Authorized Signatory

By:	/s/ MARK CLOGHESSY

Name: Title:	MARK CLOGHESSY Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

AIMCO CLO, SERIES 2005-A
as a Lender

By:	/s/ CHRIS GOERGEN

Name: Title:	CHRIS GOERGEN Authorized Signatory

By:	/s/ MARK CLOGHESSY

Name: Title:	MARK CLOGHESSY Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

AIMCO CLO, SERIES 2006-A
as a Lender

By:	/s/ CHRIS GOERGEN

Name: Title:	CHRIS GOERGEN Authorized Signatory

By:	/s/ MARK CLOGHESSY

Name: Title:	MARK CLOGHESSY Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Each of the persons listed on Annex A, Severally but not jointly, as a Consenting Lender

By:	Wellington Management Company, LLP, as Investment Adviser

By:	/s/ STEVEN M. HOFFMAN

Steven M. Hoffman Vice President and Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ANNEX A

UMC Benefit Board, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-

Opportunistic Fixed Income Allocation Portfolio

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Exhibit A

GUARANTOR ACKNOWLEDGMENT

TO

AMENDMENT NO. 1

TO

CREDIT AND GUARANTY AGREEMENT

Each of the undersigned hereby consents to Amendment No. 1 to the Credit and Guaranty Agreement, dated as of the date hereof (the “Amendment”), which amends the Credit and Guaranty Agreement, dated as of May 28, 2008, among Bright Horizons Family Solutions LLC, a Delaware limited liability company, as successor to Bright Horizons Family Solutions, Inc., as Borrower, Bright Horizons Capital Corp., a Delaware corporation, as Holdings, the Lenders party thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent (as amended, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement) and agrees that the terms hereof shall not affect in any way its guarantees, obligations, liabilities and liens granted or incurred by it under the Credit Documents (as amended and otherwise expressly modified by the Amendment), all of which guarantees, obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified by the Amendment).

This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Credit Agreement.

The terms of the Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of July 14, 2011.

[SIGNATURE PAGES FOLLOW]

Consented to and agreed as of the date of the Amendment:

BRIGHT HORIZONS LLC

BRIGHT HORIZONS CHILDREN’S CENTERS LLC

CHILDRENFIRST LLC

CORPORATEFAMILY SOLUTIONS LLC

CREATIVE MOVEMENT CENTER, INC.

GREENTREE CHILD CARE SERVICES, INC.

LIPTON CORPORATE CHILD CARE CENTERS, INC.

LIPTON CORPORATE CHILD CARE CENTERS

(JC), INC.

LIPTON CORPORATE CHILD CARE CENTERS (METROPOLITAN SQUARE), INC.

LIPTON CORPORATE CHILD CARE CENTERS (MORRIS COUNTY), INC.

LIPTON CORPORATE CHILD CARE CENTERS (OAKWOOD AT THE WINDSOR), INC.

LIPTON CORPORATE CHILD CARE CENTERS (PARK AVENUE), INC.

LIPTON CORPORATE CHILD CARE CENTERS (RESTON), INC.

LIPTON CORPORATE CHILD CARE CENTERS (TYSONS CORNER), INC.

LIPTON CORPORATE CHILD CARE CENTERS

(WP), INC.

LIPTON CORPORATE CHILDCARE, INC.

(NEW YORK)

RESOURCES IN ACTIVE LEARNING

WORK OPTIONS GROUP, INC.

By:	/s/ DAVID LISSY
Name:	David Lissy
Title:	Chief Executive Officer

KIDSTOP AT BOYNTON BEACH, INC.

By:	/S/ MARK MENDEL
Name:	Mark Mendel
Title:	Vice President

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT

Consented to and agreed as of the date of the Amendment:

BRIGHT HORIZONS LLC

BRIGHT HORIZONS CHILDREN’S CENTERS LLC

CHILDRENFIRST LLC

CORPORATEFAMILY SOLUTIONS LLC

CREATIVE MOVEMENT CENTER, INC.

GREENTREE CHILD CARE SERVICES, INC.

LIPTON CORPORATE CHILD CARE CENTERS, INC.

LIPTON CORPORATE CHILD CARE CENTERS

(JC), INC.

LIPTON CORPORATE CHILD CARE CENTERS (METROPOLITAN SQUARE) INC.

LIPTON CORPORATE CHILD CARE CENTERS (MORRIS COUNTY), INC.

LIPTON CORPORATE CHILD CARE CENTERS (OAKWOOD AT THE WINDSOR), INC.

LIPTON CORPORATE CHILD CARE CENTERS (PARK AVENUE), INC.

LIPTON CORPORATE CHILD CARE CENTERS (RESTON), INC.

LIPTON CORPORATE CHILD CARE CENTERS (TYSONS CORNER), INC.

LIPTON CORPORATE CHILD CARE CENTERS

(WP) INC.

LIPTON CORPORATE CHJLDCARE, INC.

(NEW YORK)

RESOURCES IN ACTIVE LEARNING

WORK OPTIONS GROUP, INC.

By:	/s/ DAVID LISSY
Name:	David Lissy
Title:	Chief Executive Officer

KIDSTOP AT BOYNTON BEACH, INC.

By:	/S/ MARK MENDEL
Name:	Mark Mendel
Title:	Vice President

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT